United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2021
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

On March 11, 2021, Louisiana-Pacific Corporation (the “Company”) entered into an indenture (the “Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), pursuant to which the Company issued, in a private placement (the “Private Placement”), $350,000,000 in aggregate principal amount of 3.625% Senior Notes due 2029 (the “Senior Notes”).

The Senior Notes are general unsecured senior obligations of the Company, ranking equal in right of payment with existing and future senior unsecured indebtedness and will rank senior in right of payment to any future subordinated indebtedness. The Senior Notes will be effectively subordinated to any of the Company’s existing and future secured indebtedness, including any borrowings under the Company’s Amended Credit Facility (as defined in the Indenture), to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and future indebtedness and other liabilities of the Company’s subsidiaries that do not guarantee the Senior Notes. Subject to limited exceptions set forth in the Indenture, certain of the Company’s wholly-owned subsidiaries will be required to guarantee the Senior Notes in the future. As of March 11, 2021, none of the Company’s subsidiaries will guarantee the Senior Notes or any of the Company’s obligations under the Indenture.

Interest on the Senior Notes will be payable on March 15 and September 15 of each year, beginning September 15, 2021, with the Senior Notes maturing on March 15, 2029. The Company may redeem the Senior Notes, in whole or in part, prior to March 15, 2024, at a redemption price equal to 100% of the principal amount thereof plus a “make-whole” premium set forth in the Indenture, plus accrued and unpaid interest, if any, to, but not including, the date of redemption. The Senior Notes will be redeemable, in whole or in part, at any time on or after March 15, 2024 at the redemption prices (expressed as percentages of the principal amount thereof) set forth below, plus accrued and unpaid interest thereon to, but not including, the redemption date, if redeemed during the 12-month period beginning on March 15 of each of the years indicated below:

Year	Percentage
2024	101.813%
2025	100.906%
2026 and thereafter	100.000%

In addition, the Company may also redeem up to 40% of the aggregate principal amount of the Senior Notes on or prior to March 15, 2024 at a redemption price equal to 103.625% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of redemption, with the net cash proceeds of one or more equity offerings. The Company may be required to make an offer to purchase the Senior Notes in certain circumstances described in the Indenture, including in connection with a change of control as further described below.

The Indenture contains certain covenants that, among other things, limit the Company’s ability to grant liens to secure indebtedness, engage in sale and leaseback transactions and merge or consolidate or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets. These limitations are subject to a number of important exceptions and qualifications set forth in the Indenture. If the Company is subject to a “Change of Control,” as defined in the Indenture, the Company is required to offer to repurchase the Senior Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to, but not including, the date of repurchase.

The Indenture contains customary events of default, including (subject in certain cases to grace and cure periods) failure to make required payments on the Senior Notes, breach of certain agreements or covenants contained in the Indenture, failure to pay or acceleration of certain other indebtedness, failure to pay certain final judgments, certain events of bankruptcy, insolvency or reorganization, and failure of certain guarantees to be enforceable. An event of default under the Indenture will allow either the Trustee or the holders of at least 25% in aggregate principal amount of the then-outstanding Senior Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the Senior Notes.

The foregoing summary and description of the Indenture and the Senior Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture which is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent applicable, the information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

The Company intends to use the net proceeds of the Private Placement, together with cash on hand, to redeem all of the Company’s existing 4.875% Senior Notes due 2024 (the “2024 Senior Notes”) and to pay related fees and expenses.

As previously announced, on February 25, 2021, the Company delivered to Trustee for delivery to holders of the 2024 Senior Notes a conditional notice of redemption (the “Conditional Notice”) to redeem on March 27, 2021 (the “Redemption Date”) all of the 2024 Senior Notes that remain outstanding at a redemption price of 102.438% of the principal amount thereof plus accrued and unpaid interest to, but not including, the Redemption Date. The conditions set forth in the Conditional Notice have been satisfied and the Conditional Notice has become irrevocable.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated March 11, 2021, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ DEREK N. DOYLE
Derek N. Doyle
Vice President, Controller and Chief Accounting Officer
Date: March 11, 2021